UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
April 9, 2014

Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           Effective April 9, 2014, the registrant’s board of directors elected James Buch as its chief operating officer — global commercial and Klemens Schlüter as its chief operating officer — global operations.

Mr. Buch, age 53, has served as the registrant’s chief operating officer — global commercial since April 9, 2014.  He continues to serve as executive vice president business development of Contran Corporation, a privately held parent of the registrant, since 2013.  He held the position of vice president (2006 to 2011) and executive vice president, commercial (2011 to 2013) of Titanium Metals Corporation, a former publicly held sister corporation of the registrant of which Precision Castparts Corp. purchased control on December 20, 2012 in a tender offer and subsequently on January 7, 2013 became a wholly owned subsidiary of Precision Castparts Corp.

Mr. Buch is an employee of Contran Corporation, a privately held parent of the registrant, and provides his services to the registrant under an intercorporate services agreement with the registrant.  For a description of the intercorporate services agreement, see “Certain Relationships and Transactions” in the registrant’s 2014 proxy statement filed as a Definitive Schedule 14A with the U.S. Securities and Exchange Commission on April 1, 2014, which description is incorporated herein by reference.  In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see “Certain Relationships and Transactions” in the proxy statement, which discussion is also incorporated herein by reference.

Mr. Schlüter, age 58, has served as the registrant’s chief operating officer — global operations since April 9, 2014 and before that as its president, manufacturing and technology since February 2013.  Previously, he served as our president, global manufacturing from 2012 to February 2013, our president, manufacturing from 2009 to 2012 and our senior vice president, manufacturing from 2008 to 2009.  Since 2013 he has served as president, manufacturing and technology of Kronos International, Inc., a wholly owned subsidiary of the registrant with operations in Europe (“KII”), and previously served as its president, global manufacturing from 2012 to 2013, its president, manufacturing from 2009 to 2012 and its senior vice president, manufacturing from 2008 to 2009.  Mr. Schlüter has served in various engineering positions of increasing responsibility with KII since he joined KII in 1996 as director of corporate engineering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: April 14, 2014	A. Andrew R. Louis Vice President and Secretary